SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) APRIL 19, 2005

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
             -------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

       001-06249                                         34-6513657
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4614
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       n/a
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                      INDEX

Item 2.01   Completion of Acquisition or Disposition of Assets...............  3

Item 9.01   Financial Statements and Exhibits................................  3

Signatures  ................................................................. 13

Item 2.01 Completion of Acquisition or Disposition of Assets

We have filed a Current Report on Form 8-K on April 22, 2005 with regard to the making of mezzanine loans secured by, and acquisitions of equity interests in, entities that hold title to real property located primarily in the Chicago, Illinois metropolitan and suburban area (the "Chicago Properties"), as described in such Current Report. The purpose of this Amendment to the Current Report is to provide the financial information required by Article 11 of Regulation S-X.

Item 9.01 Financial Statements and Exhibits

The following financial statements and pro forma financial information are filed as part of this report.

(a)   Financial Statements of Real Estate Acquired:

      Combined Statement of Revenues and Certain Expenses of the Chicago Properties for the year ended December 31, 2004.

(b)   Unaudited Pro Forma Financial Statements:

      The unaudited pro forma consolidated financial statements set forth (i) the pro forma balance sheet of First Union Real Estate Equity and Mortgage Investments (the "Company") as of March 31, 2005, as if the acquisitions had occurred on March 31, 2005, (ii) the pro forma consolidated statement of operations for the year ended December 31, 2004, as if the acquisition had occurred on January 1, 2004, and (iii) the pro forma consolidated statement of operations for the period ended March 31, 2005, as if the acquisition had occurred on January 1, 2004. The pro forma financial statements are based upon assumptions contained in the notes thereto and should be read in conjunction with such notes.

      The unaudited pro forma consolidated financial statements may not necessarily reflect the results of operations or financial position of the Company which would have actually resulted had the investment occurred as of the dates indicated, nor should they be taken as indicative of the future results of operations or the future financial position of the Company. Differences could result from various factors, including but not limited to changes in occupancy, rental rates and rental expenses.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of First Union Real Estate Equity and Mortgage Investments:

We have audited the accompanying combined statement of revenues and certain expenses of the properties known as the Chicago Properties (the "Properties") for the year ended December 31, 2004. This financial statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K/A of First Union Real Estate Equity and Mortgage Investments as described in Note 1 to the financial statement and is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, in accordance with standards of the Public Company Oversight Board (United States), the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Properties for the year ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

TAUBER & BALSER PC

Atlanta, Georgia
June 25, 2005

                               CHICAGO PROPERTIES
                       COMBINED STATEMENT OF REVENUES AND
                                CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2004
                                 (in thousands)

Revenues:

     Base rental income                                                  $58,704
     Operating expense recovery                                            2,782
     Other income                                                          2,702

                                                                         -------
          Total revenues                                                  64,188
                                                                         -------

Certain Expenses:

    Mortgage Interest                                                      7,022
    Property operating                                                    24,688
    Real estate and other taxes                                           10,132
    Management fees and costs                                              5,735

                                                                         -------
          Total certain expenses                                          47,577
                                                                         -------

Revenues in Excess of Certain Expenses                                   $16,611
                                                                         =======

           See notes to the combined statement of revenues and certain expenses.

                               CHICAGO PROPERTIES
               NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

1.    ORGANIZATION AND BASIS OF PRESENTATION

The accompanying Combined Statement of Revenues and Certain Expenses of First Union Real Estate Equity and Mortgage Investments (collectively, "First Union" or the "Company") includes the operations of 24 properties containing 3,716,467 square feet, substantially all of which are located in the Chicago metropolitan and suburban area (the "Chicago Properties"). During the year ended December 31, 2004, the Chicago Properties were owned primarily by a group of individuals (collectively "Marc") who were not affiliates of the Company.

On April 19, 2005, FT-MARC Loan LLC, a wholly-owned subsidiary of First Union REIT L.P., the operating partnership of the Company, made 22 separate convertible mezzanine loans and equity investments in 22 separate entities (each a "Borrower") wholly owned by Marc in the aggregate amount of $70,306,191 (inclusive of a $980,000 subsequent advance). Each loan is secured by the applicable Borrower's ownership interest in a limited liability company (each a "Property Owner") that in turn owns an office building or complex. The aggregate value of the Property Owners' properties is approximately $355 million. Each Borrower holds a 100% interest in the applicable Property Owner other than with respect to one property, in which the Borrower holds a 75% interest in the Property Owner. Each loan bears interest at 7.65%, matures on April 18, 2012 and requires monthly payments of interest only. The amounts advanced under each loan together with the equity investment in the applicable Borrower, as described below, was equal to 49% of the difference between the agreed value of the property owned by the applicable Property Owner and the existing debt encumbering such property. Each loan may be converted into an equity interest in the applicable Borrower after one year at the request of First Union or three years at the option of the Borrower.

On May 6, 2005, FT-Marc Loan made additional convertible mezzanine loans and equity investments in the amount of $5,911,968 with respect to two additional properties on the same terms as the loans made on April 19th except that the amount advanced under these loans together with the equity investment, as described below, was equal to 60% of the difference between the agreed value of the property and the existing debt encumbering the property. The two properties have a value of approximately $31 million.

As part of the above transactions, First Union acquired an equity interest in each of the Borrowers. The equity interest entitles First Union to participate in capital proceeds derived from the sale or refinancing of the applicable property to the extent such proceeds generate amounts sufficient to fully satisfy all of the debt encumbering the applicable property, including its respective loan and a return to the Borrower of its deemed equity (the agreed value of the applicable property less all debt encumbering the applicable property including the loan made by First Union) plus a 7.65% per annum return thereon.

Further, First Union has committed to loan an additional $6,370,000 to cover the costs of tenant improvements and capital expenditures at the 24 properties.

First Union also has the right to co-invest in all other office properties acquired by Marc and their affiliates in the Chicago, Illinois metropolitan and suburban areas.

The accompanying historical financial statement information is presented in conformity with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K/A of the Company. Accordingly, the financial statement is not representative of the Chicago Properties' actual operations for the year ended December 31, 2004 as certain expenses have been excluded, which may not be comparable to the expenses expected to be incurred in the future operations of the properties. Expenses excluded consist of depreciation and amortization, and other costs not directly related to the future operations of the Chicago Properties.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Rental Revenues - Rental revenues are recognized on a straight line basis over the terms of the related leases.

Property Operating Expense - Property operating expense consists primarily of utilities, insurance, repairs and maintenance, security and safety, cleaning, bad debts expense, and other administrative expenses.

Management Fees and Costs - Management fees and costs relate to fees paid to an affiliate of Marc represent a management fee of approximately five percent of rental receipts plus reimbursement of personnel and other costs related to management of the Chicago Properties.

Management's Use of Estimates - The preparation of Combined Statements of Revenues and Certain Expenses in conformity with accounting principles generally accepted in the United States of America requires First Union's management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. OPERATING LEASES

Rental revenues are principally obtained from tenant operating leases. Future minimum base rental payments during the primary terms under all tenant operating leases as of December 31, 2004 are as follows:

Year ending December 31,                                          (in thousands)
--------------------------------------------------------------------------------
2005                                                                   $  52,805
2006                                                                      43,805
2007                                                                      35,377
2008                                                                      26,624
2009                                                                      20,414
Thereafter                                                                63,790
                                                                       ---------

Total                                                                  $ 242,815
                                                                       =========

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2005

                                                                                              Pro
                                                               Historical       Chicago       Forma
                                                                March 31,     Properties    March 31,
                                                                  2005        Investment      2005
                                                               ----------     ----------    ---------
(In thousands)                                                                   (a)
Assets
Investment in real estate, at cost

Land                                                            $   3,929     $      --     $   3,929

Buildings and improvements                                         87,977            --        87,977
                                                                ---------     ---------     ---------
                                                                                     --        91,906
                                                                                               91,906

Less - Accumulated depreciation                                    (5,362)           --        (5,362)
                                                                ---------     ---------     ---------
Investments in real estate, net                                        --        86,544
                                                                                               86,544
Real estate held for sale                                           1,382            --         1,382

Lease intangibles, net                                              6,898            --         6,898

Cash and cash equivalents                                         172,096       (76,716)       95,380
Restricted cash                                                        81            --            81
Loans receivable                                                    6,737            --         6,737
Accounts receivable and prepayments, net                            7,204            --         7,204

Unamortized debt issue costs, net                                   1,198            --         1,198

Real estate securities - available for sale                        22,512            --        22,512
Preferred equity investment                                            --        76,716        76,716
Equity investment in limited partnership                              618            --           618
                                                                ---------     ---------     ---------

     TOTAL ASSETS                                               $ 305,270     $             $ 305,270
                                                                =========     =========     =========

LIABILITIES
Mortgage loans payable                                          $  86,721     $      --     $  86,721

Loan payable                                                           39            --            39
Accounts payable and accrued liabilities                            3,843            --         3,843
Dividends payable                                                   1,026            --         1,026
Deferred items                                                         61            --            61
Liabilities of real estate held for sale and discontinued
operations                                                          2,159            --         2,159
                                                                ---------     ---------     ---------

     TOTAL LIABILITIES                                             93,849            --        93,849
                                                                ---------     ---------     ---------
SHAREHOLDERS' EQUITY
Series A Cumulative Convertible Redeemable Preferred Shares
of  Beneficial Interest, $25 per share liquidating
preference, 2,300,000 shares authorized, 983,082 outstanding       23,131            --        23,131
Series B-1 Cumulative Convertible Redeemable Preferred
Shares of  Beneficial Interest, $25 per share liquidating
preference, 3,640,000 shares authorized and outstanding            85,875            --        85,875
Common Shares of Beneficial Interest, $1 par, unlimited
authorized, 32,058,913 outstanding                                 32,059            --        32,059

Additional paid in capital                                        210,945            --       210,945

Accumulated other comprehensive income                              4,015            --         4,015

Accumulated distributions in excess of net income                (144,604)           --      (144,604)
                                                                ---------     ---------     ---------

Total Shareholders' Equity                                        211,421            --       211,421
                                                                ---------     ---------     ---------
     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                 $ 305,270     $      --     $ 305,270
                                                                =========     =========     =========

              See notes to unaudited pro forma financial statements

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004


                                                            Pro Forma
(In thousands, except per share data)                       Adjustments

                                                              Chicago
                                                             Properties    Pro
                                                 Historical  Investment   Forma
                                                 ----------  ----------  -------
                                                                (a)
Revenues
Rents                                              $ 3,390    $    --      3,390

Interest and dividends                               2,528         --      2,528
                                                   -------    -------    -------

                                                     5,918         --      5,918
                                                   -------    -------    -------

Expenses

Property operating                                     786         --        786

Real estate taxes                                       66         --         66

Depreciation and amortization                          735         --        735

Interest                                               698         --        698

General and administrative                           4,104         --      4,104
                                                   -------    -------    -------

                                                     6,389         --      6,389
                                                   -------    -------    -------

Other Income
Insurance recoveries                                 1,254         --      1,254
Gain on sale of securities
available-for-sale                                   1,153         --      1,153
Equity in earnings of preferred
equity investment                                       --      5,748      5,748
                                                   -------    -------    -------
                                                     2,407         --      8,155
                                                   -------    -------    -------

Income from continuing operations                  $ 1,936    $ 5,748      7,684
                                                   =======    =======    =======

Per share data - Basic and Diluted:
Income from continuing operations
applicable to common shares of
beneficial interest                                $  0.00         --       0.18
                                                   =======               =======

Basic and diluted weighted average
Common Shares                                       31,059         --     31,059
                                                   =======               =======

              See notes to unaudited pro forma financial statements

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2005

                                                          Pro Forma
(In thousands, except per share data)                    Adjustments

                                                           Chicago
                                                          Properties     Pro
                                             Historical   Investment    Forma
                                             ----------   ----------   --------
                                                             (b)
Revenue

Rents                                         $  3,862     $     --    $  3,862

Interest and dividends                           1,037           --       1,037
                                              ---------------------    --------

                                                 4,899           --       4,899
                                              ---------------------    --------

Expenses

Property operating                                 185           --         185

Real estate taxes                                   21           --          21

Depreciation and amortization                      842           --         842

Interest                                         1,700           --       1,700

General and administrative                       1,000           --       1,000
                                              ---------------------    --------

                                                 3,748           --       3,748
                                              ---------------------    --------

Other Income
Gain on the sale of real estate
securities available for sale                      142           --         142
Gain on the sale of real estate
held for syndication                               169           --         169
Equity in earnings of preferred
equity investment                                   --        1,437       1,437
Equity in (loss) of investment
in limited partnership                             (24)          --         (24)
                                              --------     --------    --------
                                                   287        1,437       1,724
                                              --------     --------    --------

Income  from continuing
operations                                    $  1,438     $  1,437    $  2,875
                                              ========     ========    ========

Per share data - Basic:
Income  from continuing
operations applicable to common
shares of beneficial interest                 $   0.01     $     --    $   0.06
                                              ========                 ========

Diluted:
Income  from continuing
operations  applicable to
common shares of beneficial
interest                                      $   0.01     $     --    $   0.06
                                              ========                 ========

Basic weighted average Common
Shares                                          31,537           --      31,537

Stock Options                                       46           --          46
                                              --------                 --------
Diluted weighted average Common
Shares                                          31,583           --      31,583
                                              ========                 ========

              See notes to unaudited pro forma financial statements

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

1.    BASIS OF PRESENTATION

On April 19, 2005, FT-MARC Loan LLC, a wholly-owned subsidiary of First Union REIT L.P., the operating partnership of First Union Real Estate Equity and Mortgage Investments (collectively, "First Union" or the "Company"), made 22 separate convertible mezzanine loans and equity investments in 22 separate entities (each a "Borrower") wholly owned by Marc in the aggregate amount of $70,306,191 (inclusive of a $980,000 subsequent advance). Each loan is secured by the applicable Borrower's ownership interest in a limited liability company (each a "Property Owner") that in turn owns an office building or complex. The aggregate value of the Property Owners' properties is approximately $355 million. Each Borrower holds a 100% interest in the applicable Property Owner other than with respect to one property, in which the Borrower holds a 75% interest in the Property Owner. Each loan bears interest at 7.65%, matures on April 18, 2012 and requires monthly payments of interest only. The amounts advanced under each loan together with the equity investment in the applicable Borrower, as described below, was equal to 49% of the difference between the agreed value of the property owned by the applicable Property Owner and the existing debt encumbering such property. Each loan may be converted into an equity interest in the applicable Borrower after one year at the request of First Union or three years at the option of the Borrower.

On May 6, 2005, FT-Marc Loan made additional convertible mezzanine loans and equity investments in the amount of $5,911,968 with respect to two additional properties on the same terms as the loans made on April 19th except that the amount advanced under these loans together with the equity investment, as described below, was equal to 60% of the difference between the agreed value of the property and the existing debt encumbering the property. The two properties have a value of approximately $31 million.

As part of the above transactions, First Union acquired an equity interest in each of the Borrowers. The equity interest entitles First Union to participate in capital proceeds derived from the sale or refinancing of the applicable property to the extent such proceeds generate amounts sufficient to fully satisfy all of the debt encumbering the applicable property, including its respective loan and a return to the Borrower of its deemed equity (the agreed value of the applicable property less all debt encumbering the applicable property including the loan made by First Union) plus a 7.65% per annum return thereon.

Further, First Union has committed to loan an additional $6,370,000 to cover the costs of tenant improvements and capital expenditures at the 24 properties.

First Union also has the right to co-invest in all other office properties acquired by Marc and their affiliates in the Chicago, Illinois metropolitan and suburban areas.

2.    UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

The unaudited pro forma balance sheet as of March 31, 2005, is based on the historical balance sheet for the Company presented in its Quarterly Report on Form 10-Q as of March 31, 2005. Significant pro forma adjustments in the unaudited pro forma consolidated balance sheet include the following:

(a)   Represents the initial investment in the Chicago Properties.

3.    UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

The unaudited pro forma consolidated statement of operations for the year ended December 31, 2004, includes adjustments assuming that the equity investment in the Chicago Properties occurred as of January 1, 2004, and is based on the historical statement of operations for the Company presented in its Annual Report on Form 10-K for the year ended December 31, 2004. The unaudited pro forma consolidated statement of operations for the three months ended March 31, 2005, includes adjustments assuming that the equity investment in the Chicago Properties occurred as of January 1, 2004, and is based on the historical statement of operations for the Company presented in its Quarterly Report of Form 10-Q for the period ended March 31, 2005. Significant pro forma adjustments in the unaudited pro forma consolidated statements of operations include the following:

(a) Represents the pro forma income earned from January 1, 2004 through December 31, 2004.
(b) Represents the pro forma income earned from January 1, 2005 through March 31, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 1st day of July 2005.

                                              FIRST UNION REAL ESTATE EQUITY AND
                                              MORTGAGE INVESTMENTS


                                              By: /s/ Thomas Staples
                                                  ------------------------------
                                                  Thomas Staples
                                                  Chief Financial Officer


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